SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                -----------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported): September 30, 2004


                        General DataComm Industries, Inc.
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)



          Delaware                       1-8086                  06-0853856
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(State or Other Jurisdiction          (Commission              (IRS Employer
     of Incorporation)                File Number)           Identification No.)


           6 Rubber Avenue, Naugatuck CT                    06770
      ----------------------------------------            ----------
      (Address of Principal Executive Offices)            (Zip Code)


        Registrant's telephone number, including area code (203)-729-0271
                                                           --------------


                                       N/A
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13c-4(c))
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Item 1.01. Entry into a Material Definitive Agreement
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Item 2.03. Creation of a Direct Financial Obligation
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Item 8.01. Other Events
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           On September 30, 2004, pursuant to authorization by the Board of
Directors and amendment to the loan agreement with the Corporation's senior lenders, the Corporation borrowed $250,000 from Howard S. Modlin, Chairman of the Board, for replacement of senior indebtedness being repaid with the $250,000 proceeds. The loan is payable in two installments of $125,000 each, the first one year from issuance on September 29, 2005 and the second two years from issuance on September 29, 2006 and bears interest at the rate of 10% per annum from September 30, 2004 payable monthly commencing January 31, 2005. In connection with the loan, the Corporation issued to Mr. Modlin a five year warrant to purchase 761,614 shares of Common Stock at an exercise price of $.32825 per share. The loan is in addition to previous loans aggregating $600,000 made on December 30, 2003 and $250,000 made on March 1, 2004 and April 1, 2004 by Mr. Modlin and John L. Segall, a Director and $250,000 by Mr. Modlin on June 30, 2004, or an aggregate of $1,600,000 in loans by Messrs. Modlin and Segall, which are secured by all of the assets of the Corporation behind the first lien of the Corporation's senior lenders. Any shares issued on exercise of the warrant will not be registered and must be held for investment without a view to distribution.

           In addition to consenting to the above loan, the lenders also waived the requirement for the Corporation to comply with the financial covenant ("EBIDTA") for the period ending September 30, 2004.


Item 9.01. Financial Statements and Exhibits
           ---------------------------------

           (c)   Exhibits
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                  4.1   $250,000 Negotiable Promissory Note-Modlin

                 10.1   Fourth Amendment to Additional Senior Security Agreement

                 10.2   Fifth Amendment to Loan Agreement

                 10.3   Warrant

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

                                   SIGNATURES


           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             General DataComm Industries, Inc.
                                               (Registrant)


                                             By: /S/ WILLIAM G. HENRY
                                                 -------------------------------
                                                 William G. Henry
                                                 Vice President,
                                                 Finance and Administration, and
                                                 Principal Financial Officer

October 4, 2004

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